Movements of Deferred Government Grants (Detail) (Deferred Government Grants) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Component of Other Income, Nonoperating [Abstract]
Balance at beginning of the year	$ 2,908	18,046	18,793	5,819
Additions	3,372	20,920	2,950	15,850
Recognized in income as a reduction of depreciation expense	(869)	(5,394)	(3,697)	(2,876)
Balance at end of the year	$ 5,411	33,572	18,046	18,793